FUND PARTICIPATION AGREEMENT

                         PIMCO Variable Insurance Trust

                             PARTICIPATION AGREEMENT

                                      Among

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                         PIMCO VARIABLE INSURANCE TRUST,

                   PACIFIC INVESTMENT MANAGEMENT COMPANY LLC,

                                       and

                         PIMCO ADVISORS DISTRIBUTORS LLC


        THIS AGREEMENT, made and entered into as of this 1st day of March, 2004 by and among GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY ("GWL&A"), a Colorado life insurance company, on its own behalf and on behalf of its Separate Account, COLI VUL-2 Series Account (the "Account"); PIMCO VARIABLE INSURANCE TRUST, a business trust organized under the laws of Delaware ("Trust"); PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("Adviser"), a limited liability company organized under the laws of Delaware; and PIMCO ADVISORS DISTRIBUTORS LLC, a limited liability company organized under the laws of Delaware ("Distributor")(each a "Party," and collectively, the "Parties").

        WHEREAS, the Trust engages in business as an open-end management investment company and is available to act as the investment vehicle for separate accounts established for variable life insurance policies and/or variable annuity contracts (collectively, the "Variable Insurance Products") to be offered by insurance companies, including GWL&A, which have entered into participation agreements similar to this Agreement ("Participating Insurance Companies"); and

        WHEREAS, the beneficial interest in the Trust is divided into several series of shares, each designated a "Portfolio" and representing the interest in a particular managed portfolio of securities and other assets; and

        WHEREAS, the Trust has obtained an order from the Securities and Exchange Commission ("SEC"), dated February 9, 1998 (File No. 812-10822), granting Participating Insurance Companies and variable annuity and variable life insurance separate accounts exemptions from the provisions of sections 9(a), 13(a), 15(a), and 15(b) of the Investment Company Act of 1940, as amended ("1940 Act"), and Rules 6e-2(b)(15) and 6e-3(T)(b)(15) thereunder, to the extent necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of life insurance companies that may or may not be affiliated with one another and qualified pension and retirement plans ("Qualified Plans") ("Mixed and Shared Trusting Exemptive Order"); and

        WHEREAS, the Trust is registered as an open-end management investment company under the 1940 Act and shares of the Portfolio(s) are registered under the Securities Act of 1933, as amended ("1933 Act"); and

        WHEREAS, the Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and any applicable state securities laws; and

        WHEREAS, the Distributor is duly registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, ("1934 Act") and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD"); and

        WHEREAS, GWL&A has registered interests under certain variable life contracts that are supported wholly or partially by the Account under the 1933 Act and that are listed in Schedule A hereto ("Contracts"); and

        WHEREAS, the Account is a duly organized, validly existing segregated asset account, established by resolution of the Board of Directors of GWL&A, under the insurance laws of the State of Colorado, to set aside and invest assets attributable to the Contracts; and

        WHEREAS, GWL&A has registered the Account as a unit investment trust under the 1940 Act and has registered (or will register prior to sale) the securities deemed to be issued by the Account under the 1933 Act to the extent required; and

        WHEREAS, to the extent permitted by applicable insurance laws and regulations, GWL&A intends to purchase Administrative Class shares in the Portfolio(s) listed in Schedule B hereto (the "Designated Portfolio(s)"), on behalf of the Account to fund the Contracts, and the Trust is authorized to sell such shares to unit investment trusts such as the Account at net asset value; and

        WHEREAS, to the extent permitted by applicable insurance laws and regulations, the Account also intends to purchase shares in other open-end investment companies or series thereof not affiliated with the Trust ("Unaffiliated Funds") on behalf of the Account to fund the Contracts; and

Trust

        NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

ARTICLE I.     Sale of Trust Shares

        1.1 The Trust agrees that shares of the Trust will be sold only to Participating Insurance Companies and their separate accounts and to certain Qualified Plans. No shares of any Designated Portfolio will be sold to the general public. The Trust will not sell shares of the Designated Portfolio(s) to any other Participating Insurance Company separate account unless an agreement containing provisions substantially similar to Sections 2.4, 2.10, 3.3, 3.5, 5.1, and Article VII of this Agreement is in effect to govern such sales.

        1.2. All purchases, redemptions and exchanges of Designated Portfolio shares by GWL&A on behalf of the Account, in addition to the pricing and correction thereof, of Designated Portfolio shares, shall be governed by and subject to the terms of the Trading and NSCC Fund/SERV Networking Agreement, entered into by and between GWL&A and PIMCO, dated March 1, 2004.


ARTICLE II.    Representations and Warranties

        2.1. GWL&A represents and warrants that the securities deemed to be issued by the Account under the Contracts are or will be registered under the 1933 Act or exempt from registration thereunder, and that the Contracts will be issued and sold in compliance in all material respects with all applicable laws, rules, and regulations (collectively, "laws"). GWL&A further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly established the Account prior to any issuance or sale of units thereof as a segregated asset account under Section 10-7-401, et. seq. of the Colorado Insurance Law and has registered the Account as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated investment account for the Contracts and that it will maintain such registration for so long as any Contracts are outstanding as required by applicable law.

        2.2. The Trust and Distributor each represents and warrants that Designated Portfolio(s) shares sold pursuant to this Agreement shall be registered under the 1933 Act, duly authorized for issuance and sold in compliance with all applicable laws including without limitation the 1933 Act, the 1934 Act, and the 1940 Act, and that the Trust is and shall remain registered under the 1940 Act. The Trust shall amend the registration statement for its shares under the 1933 Act and the 1940 Act from time to time as required in order to effect the continuous offering of its shares.

        2.3. The Trust reserves the right to adopt a plan pursuant to Rule 12b-1 under the 1940 Act and to impose an asset-based or other charge to finance distribution expenses as permitted by applicable law. In any event, the Trust and Adviser agree to comply with applicable provisions and SEC staff interpretations of the 1940 Act to assure that the investment advisory or management fees paid to the Adviser by the Trust are in accordance with the requirements of the 1940 Act. To the extent that the Trust decides to finance distribution expenses pursuant to Rule 12b-1, the Trust undertakes to have its Board, a majority of whom are not interested persons of the Trust, formulate and approve any plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses.

        2.4. The Trust and Adviser each represents and warrants that it will make every effort to ensure that the investment policies, fees and expenses of the Designated Portfolio(s) are and shall at all times remain in compliance with the insurance and other applicable laws of the State of Colorado and any other applicable state to the extent required to perform this Agreement. The Trust and Distributor each represents and warrants that it will make every effort to ensure that Designated Portfolio(s) shares will be sold in compliance with the insurance laws of the State of Colorado and all applicable state insurance and securities laws. GWL&A and the Trust will endeavor to mutually cooperate with respect to the implementation of any modifications necessitated by any change in state insurance laws, regulations or interpretations of the foregoing that affect the Designated Portfolio(s) (a "Law Change"), and to keep each other informed of any Law Change that becomes known to either Party. In the event of a Law Change, the Trust agrees that, except in those circumstances where the Trust has advised GWL&A that its Board has determined that implementation of a particular Law Change is not in the best interest of all of the Trust's shareholders with an explanation regarding why such action is lawful, any action required by a Law Change will be taken.

        2.5. The Trust represents and warrants that it is lawfully organized and validly existing under the laws of the State of Delaware and that it does and will comply in all material respects with the 1940 Act.

        2.6. The Adviser represents and warrants that it is and shall remain duly qualified and registered under all applicable laws and that it shall perform its obligations for the Trust in compliance in all material respects with all applicable laws. The Adviser represents and warrants that management and any other fees paid by the Trust to Adviser or its affiliated persons (within the meaning of the 1940 Act) are legitimate and not excessive, and are derived from agreements that do not breach any fiduciary duty of Adviser to the Trust.

        2.7. The Distributor represents and warrants that it is and shall remain duly qualified and registered under all applicable laws and that it shall perform its obligations for the Trust in compliance in all material respects with all applicable laws.

        2.8. The Trust and the Adviser represent and warrant that all of their respective directors, officers, employees, investment advisers, and other individuals or entities dealing with the money and/or securities of the Trust are, and shall continue to be at all times, covered by one or more blanket fidelity bonds or similar coverage for the benefit of the Trust in an amount not less than the minimal coverage required by Rule 17g-1 under the 1940 Act or related provisions as may be promulgated from time to time. The aforesaid bonds shall include coverage for larceny and embezzlement and shall be issued by a reputable bonding company.


        2.9. The Trust will provide GWL&A with as much advance notice as is reasonably practicable of any material change affecting the Designated Portfolio(s) (including, but not limited to, any material change in the registration statement or prospectus affecting the Designated Portfolio(s)) and any proxy solicitation affecting the Designated Portfolio(s) and will consult with GWL&A in order to implement any such change in an orderly manner, recognizing the expenses of changes and attempting to minimize such expenses by implementing them in conjunction with regular annual updates of the prospectus for the Contracts. The Trust agrees to share equitably in expenses incurred by GWL&A as a result of actions taken by the Trust, consistent with the allocation of expenses contained in Schedule D hereto.


        2.10. GWL&A represents and warrants, for purposes other than diversification under Section 817 of the Internal Revenue Code of 1986 as amended ("the Code"), that the Contracts are currently and at the time of issuance will be treated as life contracts under applicable provisions of the Code, and that it will make every effort to maintain such treatment and that it will notify the Trust, the Distributor and the Adviser immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future. In addition, GWL&A represents and warrants that the Account is a "segregated asset account" and that interests in the Account are offered exclusively through the purchase of or transfer into a "variable contract" within the meaning of such terms under
Section 817 of the Code and the regulations thereunder. GWL&A will use every effort to continue to meet such definitional requirements, and it will notify the Trust, the Distributor and the Adviser immediately upon having a reasonable basis for believing that such requirements have ceased to be met or that they might not be met in the future. GWL&A represents and warrants that it will not purchase Trust shares with assets derived from tax-qualified retirement plans except, indirectly, through Contracts purchased in connection with such plans.

ARTICLE III.   Prospectuses and Proxy Statements; Voting


        3.1. At least annually, the Adviser or Distributor shall provide GWL&A with as many printed copies of the current prospectus for each Designated Portfolio as GWL&A may reasonably request for distribution to Contract owners. If requested by GWL&A in lieu thereof, the Trust, Distributor or Adviser shall provide such documentation (including a camera-ready copy of each Designated Portfolio's current prospectus as set in type, a diskette containing such documents in the form sent to the financial printer, or an electronic copy of the documents in a format suitable for posting on an Internet website, all as GWL&A may reasonably request) and such other assistance as is reasonably necessary in order for GWL&A once each year (or more frequently if the prospectuses for the Designated Portfolio(s) are amended) to have the prospectus for the Contracts and the Trust's prospectus for the Designated Portfolio(s) printed together in a single document or posted on a website maintained by or for GWL&A. The Trust, Distributor, and Adviser agree that the prospectus for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other Portfolios or series that may be in the Trust unless required by law. Expenses associated with providing such documentation shall be allocated in accordance with Schedule D hereto.

        3.2. If applicable laws require that the Statement of Additional Information ("SAI") for the Trust be distributed to all Contract owners, then the Trust, Distributor and/or the Adviser, as appropriate, shall provide GWL&A with copies of the Trust's SAI for the Designated Portfolio(s) in such quantities, with expenses to be borne in accordance with Schedule D hereto, as GWL&A may reasonably require to permit timely distribution thereof to Contract owners. If requested by GWL&A, the Trust, Distributor or Adviser shall provide an electronic copy of the Trust SAI in a format suitable for posting on an Internet website maintained by or on behalf of GWL&A. The Trust, Distributor and/or the Adviser, as appropriate, shall also provide SAIs to any Contract owner or prospective owner who requests such SAI from the Trust (although it is anticipated that such requests will be made to GWL&A).

        3.3. The Trust, Distributor and/or Adviser shall provide GWL&A with copies of the Trust's proxy material, reports to stockholders and other communications to stockholders for the Designated Portfolio(s) in such quantity, with expenses to be borne in accordance with Schedule D hereto, as GWL&A may reasonably require to permit timely distribution thereof to Contract owners. If requested by GWL&A, the Trust, Distributor or Adviser shall provide an electronic copy of such documentation in a format suitable for posting on an Internet website maintained by or on behalf of GWL&A. The Trust, Distributor, and Adviser agree that the foregoing materials for the Designated Portfolio(s) will describe only the Designated Portfolio(s) and will not name or describe any other Portfolios or series that may be in the Trust unless required by law.


        3.4. If and to the extent required by law GWL&A shall:

               (i) solicit voting instructions from Contract owners;

               (ii) vote the Designated Portfolio(s) shares held in the Account in accordance with instructions received from Contract owners; and

               (iii) vote Designated Portfolio shares held in the Account for which no instructions have been received in the same proportion as Designated Portfolio(s) shares for which instructions have been received from Contract owners, so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. GWL&A reserves the right to vote Trust shares held in its general account and in any segregated asset account in its own right, to the extent permitted by law.

        3.5. Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in a Designated Portfolio calculates voting privileges in a manner consistent with the standards set forth in the Mixed and Shared Funding Exemptive Order, provided however, that the Trust shall provide GWL&A and each Participating Insurance Company with a written copy of such standards and such other assistance as may be necessary to facilitate coordination between GWL&A and other Participating Insurance Companies in complying with such standards and provided further that GWL&A shall be free to vote Designated Portfolio shares attributable to the Account in any manner permitted by applicable law, to the extent the Mixed and Shared Funding Order is superseded by SEC or administrative practice (including no-action relief).

        3.6. The Trust will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Trust will either provide for annual meetings (except insofar as the SEC may interpret Section 16 of the 1940 Act not to require such meetings) or, as the Trust currently intends, comply with Section 16(c) of the 1940 Act (although the Trust is not one of the trusts described in Section 16(c) of that Act) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Trust will act in accordance with the SEC's interpretation of the requirements of Section 16(a) with respect to periodic elections of directors or trustees and with whatever rules the Commission may promulgate with respect thereto.

ARTICLE IV.    Sales Material and Information

        4.1. GWL&A shall furnish, or shall cause to be furnished, to the Trust or its designee, a copy of each piece of sales literature or other promotional material that GWL&A develops or proposes to use and in which the Trust (or a Designated Portfolio thereof), its Adviser, any of its sub-advisers, or the Distributor is named in connection with the Contracts, at least ten (10) Business Days prior to its use. No such material shall be used if the Trust objects to such use within five (5) Business Days after receipt of such material. The Trust or its designee reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which the Trust (or a Designated Portfolio thereof), its Adviser, any of its sub-advisers, or the Distributor is named and no such material shall be used if the Trust or its designee so objects.

        4.2. GWL&A shall not give any information or make any representations or statements on behalf of the Trust in connection with the sale of the Contracts other than the information or representations contained in the registration statement, prospectus or SAI for the Trust shares, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by the Trust, Distributor or Adviser, except with the permission of the Trust, Distributor or Adviser.

        4.3. The Trust, Distributor, or the Adviser shall furnish, or shall cause to be furnished, to GWL&A, a copy of each piece of sales literature or other promotional material in which GWL&A, its separate account(s), or any Contract is named, at least ten (10) Business Days prior to its use. No such material shall be used if GWL&A objects to such use within five (5) Business Days after receipt of such material. GWL&A reserves the right to reasonably object to the continued use of any such sales literature or other promotional material in which GWL&A, its separate account(s), or any Contract, is named, and no such material shall be used if the GWL&A so objects.

        4.4. The Trust, the Distributor and the Adviser shall not give any information or make any representations on behalf of GWL&A or concerning GWL&A, the Account, or the Contracts other than the information or representations contained in a registration statement, prospectus (which shall include an offering memorandum, if any, if the Contracts issued by GWL&A or interests therein are not registered under the 1933 Act) or SAI for the Contracts, as the same may be amended or supplemented from time to time, or in sales literature or other promotional material approved by GWL&A or its designee, except with the permission of GWL&A.

        4.5. The Trust or its designee will provide to GWL&A at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Trust or its shares (collectively, "Trust materials"), promptly following the filing of such document(s) with the SEC or NASD or other regulatory authorities.

        4.6. GWL&A or its designee will provide to the Trust at least one complete copy of all registration statements, prospectuses, SAIs, sales literature and other promotional materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Contracts, (collectively, "Contract materials") contemporaneously with the filing of such document(s) with the SEC, NASD, or other regulatory authority.

        4.7. For purposes of Articles IV and VIII, the phrase "sales literature and other promotional material" includes, but is not limited to, advertisements (such as material published, or designed for use in, a newspaper, magazine, or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures, or other public media; e.g., on-line networks such as the Internet or other electronic media), sales literature (i.e., any written communication distributed or made generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, shareholder reports, proxy materials (including solicitations for voting instructions), and any other material constituting sales literature or advertising under the NASD rules, the 1933 Act or the 1940 Act.

        4.8. At the request of any Party to this Agreement, each other Party will make available to the other Party's independent auditors and/or representative of the appropriate regulatory agencies, all records, data and access to operating procedures that may be reasonably requested in connection with compliance and regulatory requirements related to this Agreement or any Party's obligations under this Agreement.

ARTICLE V.     Fees and Expenses


        5.1. The Trust, Distributor and the Adviser shall pay no fee or other compensation to GWL&A under this Agreement, and GWL&A shall pay no fee or other compensation to the Trust, Distributor or Adviser under this Agreement, although the Parties hereto will bear certain expenses in accordance with Schedule D hereto, Articles III, V, and other provisions of this Agreement.

        5.2. Except as otherwise provided in this Agreement, including without limitation Schedule D hereto, each Party shall bear all expenses incident to the performance of its obligations hereunder. Notwithstanding anything herein to the contrary, the Distributor or Adviser (as they may allocate between themselves) shall reimburse GWL&A for the costs associated with substituting the securities of a registered investment company for the shares of any Designated Portfolio that has discontinued or intends to discontinue the offering of its shares to Contract owners, or that implements, or intends to implement, a fundamental change in investment objective or policy or other change requiring shareholder approval, or with respect to which GWL&A determines to terminate the Agreement pursuant to Section 10.1(b) hereof. The costs of such substitution shall include, without limitation, reasonable legal fees for obtaining any required SEC order approving such substitution, and expenses for printing and distributing any prospectus supplement or other disclosure of the substitution or elimination of the Designated Portfolio as an investment vehicle under the Contracts.


        5.3. The Trust, the Distributor and the Adviser acknowledge that a principal feature of the Contracts is the Contract owner's ability to choose from a number of unaffiliated mutual funds (and portfolios or series thereof), including the Designated Portfolio(s) and the Unaffiliated Funds, and to transfer the Contract's cash value between funds and Designated Portfolios. The Fund, the Distributor and the Adviser agree to cooperate with GWL&A and Schwab in facilitating the operation of the Account and the Contracts as described in the prospectus for the Contracts, including but not limited to cooperation in facilitating transfers between Unaffiliated Funds.

ARTICLE VI.    Diversification and Qualification.
               ---------------------------------

     6.1. The Trust, the Distributor and the Adviser each represents and warrants that the Trust will at all times sell its shares and invest its assets in such a manner as to ensure that the Contracts will be treated as life contracts under the Code, and the regulations issued thereunder. Without limiting the scope of the foregoing, the Trust, Distributor and Adviser each represents and warrants that the Trust and each Designated Portfolio thereof will at all times comply with Section 817(h) of the Code and Treasury Regulation ss.1.817-5, as amended from time to time, and any Treasury interpretations thereof, relating to the diversification requirements for variable annuity, endowment, or life insurance contracts and any amendments or other modifications or successor provisions to such Section or Regulations. In the event of a breach of this Article VI by the Trust, the Trust, Distributor, and Adviser will take all steps necessary to: (a) notify GWL&A of such breach, and (b) adequately diversify the Trust so as to achieve compliance within the 30-day grace period afforded by Regulation 1.817-5.

     6.2. The Trust, the Distributor and the Adviser each represents and warrants that shares of the Designated Portfolio(s) will be sold only to Participating Insurance Companies and their separate accounts and to Qualified Plans, and that no person has or will purchase shares in any Portfolio for any purpose or under any circumstances that would preclude GWL&A from "looking through" to the investments of each Designated Portfolio in which it invests, pursuant to the "look through" rules found in Treasury Regulation 1.817-5. No shares of any Designated Portfolio of the Trust will be sold to the general public.

     6.3. The Trust, the Distributor and the Adviser each represents and warrants that the Trust and each Designated Portfolio is currently qualified as a "regulated investment company" under Subchapter M of the Code, and that each Designated Portfolio will maintain such qualification (under Subchapter M or any successor or similar provisions) as long as this Agreement is in effect.

     6.4. The Trust, Distributor and Adviser each will notify GWL&A immediately upon having a reasonable basis for believing that the Trust or any Designated Portfolio has ceased to comply with the aforesaid Section 817(h) diversification or Subchapter M qualification requirements or might not so comply in the future.

     6.5. Without in any way limiting the effect of Sections 8.2, 8.3 and 8.4 hereof and without in any way limiting or restricting any other remedies available to GWL&A, the Distributor and/or Adviser will pay all costs associated with or arising out of any failure, or any anticipated or reasonably foreseeable failure, of the Trust or any Designated Portfolio to comply with Sections 6.1, 6.2, or 6.3 hereof, including all costs associated with reasonable and appropriate corrections or responses to any such failure; such costs may include, but are not limited to, the costs involved in creating, organizing, and registering a new investment company as a funding medium for the Contracts and/or the costs of obtaining whatever regulatory authorizations are required to substitute shares of another investment company for those of the failed Portfolio (including but not limited to an order pursuant to Section 26(b) of the 1940 Act); such costs are to include, but are not limited to, reasonable fees and expenses of legal counsel and other advisors to GWL&A and any federal income taxes or tax penalties and interest thereon (or "toll charges" or exactments or amounts paid in settlement) incurred by GWL&A with respect to itself or its Contract owners in connection with any such failure or anticipated or reasonably foreseeable failure.

     6.6. Upon request, the Trust shall provide GWL&A or its designee with reports certifying compliance with the aforesaid Section 817(h) diversification and Subchapter M qualification requirements, at the times provided for and substantially in the form attached hereto as Schedule D hereto; provided, however, that providing such reports does not relieve the Trust of its responsibility for such compliance or of its liability for any non-compliance.

     6.7. GWL&A agrees that if the Internal Revenue Service ("IRS") asserts in writing in connection with any governmental audit or review of GWL&A or, to GWL&A's knowledge, or any Contract owner that any Designated Portfolio has failed to comply with the diversification requirements of Section 817(h) of the Code or GWL&A otherwise becomes aware of any facts that could give rise to any claim against the Trust, Distributor or Adviser as a result of such a failure or alleged failure:

        (a) GWL&A shall promptly notify the Trust, the Distributor and the Adviser of such assertion or potential claim;

        (b) GWL&A shall consult with the Trust, the Distributor and the Adviser as to how to minimize any liability that may arise as a result of such failure or alleged failure;

        (c) GWL&A shall use its best efforts to minimize any liability of the Trust, the Distributor and the Adviser resulting from such failure, including, without limitation, demonstrating, pursuant to Treasury Regulations, Section 1.817-5(a)(2), to the commissioner of the IRS that such failure was inadvertent;

        (d) any written materials to be submitted by GWL&A to the IRS, any Contract owner or any other claimant in connection with any of the foregoing proceedings or contests (including, without limitation, any such materials to be submitted to the IRS pursuant to Treasury Regulations, Section 1.817-5(a)(2)) shall be provided by GWL&A to the Trust, the Distributor and the Adviser (together with any supporting information or analysis) within at least two (2) business days prior to submission;

        (e) GWL&A shall provide the Trust, the Distributor and the Adviser with such cooperation as the Trust, the Distributor and the Adviser shall reasonably request (including, without limitation, by permitting the Trust, the Distributor and the Adviser to review the relevant books and records of GWL&A) in order to facilitate review by the Trust, the Distributor and the Adviser of any written submissions provided to it or its assessment of the validity or amount of any claim against it arising from such failure or alleged failure;

        (f) GWL&A shall not with respect to any claim of the IRS or any Contract owner that would give rise to a claim against the Trust, the Distributor and the Adviser (i) compromise or settle any claim, (ii) accept any adjustment on audit, or (iii) forego any allowable administrative or judicial appeals, without the express written consent of the Trust, the Distributor and the Adviser, which shall not be unreasonably withheld; provided that, GWL&A shall not be required to appeal any adverse judicial decision unless the Trust and the Adviser shall have provided an opinion of independent counsel to the effect that a reasonable basis exists for taking such appeal; and further provided that the Trust, the Distributor and the Adviser shall bear the costs and expenses, including reasonable attorney's fees, incurred by GWL&A in complying with this clause (f).

ARTICLE VII.          Potential Conflicts and Compliance With
                      Mixed and Shared Funding Exemptive Order

        7.1. The Trust represents that the Board will monitor the Trust for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in the Trust. A material irreconcilable conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax, or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretative letter, or any similar action by insurance, tax, or securities regulatory authorities; (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Designated Portfolio are being managed; (e) a difference in voting instructions given by variable annuity contract and variable life insurance contract owners or by contract owners of different Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of contract owners. The Board shall promptly inform GWL&A if it determines that a material irreconcilable conflict exists and the implications thereof.

        7.2. GWL&A will report any potential or existing conflicts of which it is aware to the Board. GWL&A will assist the Board in carrying out its responsibilities under the Mixed and Shared Funding Exemptive Order, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by GWL&A to inform the Board whenever contract owner voting instructions are to be disregarded. Such responsibilities shall be carried out by GWL&A with a view only to the interests of its Contract owners.

        7.3. If it is determined by a majority of the Board, or a majority of its members who are not interested persons of the Trust, the Distributor, the Adviser or any sub-adviser to any of the Designated Portfolios (the "Disinterested Members "), that a material irreconcilable conflict exists, and it is a Participating Insurance Company for which a material irreconcilable conflict is relevant, GWL&A and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the Disinterested Members), take whatever steps are necessary to remedy or eliminate the material irreconcilable conflict, up to and including:
(1) withdrawing the assets allocable to some or all of the separate accounts from the Trust or any Designated Portfolio and reinvesting such assets in a different investment medium, including (but not limited to) another portfolio of the Trust, or submitting the question whether such segregation should be implemented to a vote of all affected contract owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners, life insurance contract owners, or variable contract owners of one or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected contract owners the option of making such a change; and
(2) establishing a new registered management investment company or managed separate account.

        7.4. If a material irreconcilable conflict arises because of a decision by GWL&A to disregard Contract owner voting instructions and that decision represents a minority position or would preclude a majority vote, GWL&A may be required, at the Trust's election, to withdraw the Account's investment in the Trust and terminate this Agreement; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Disinterested Members. Any such withdrawal and termination must take place within six (6) months after the Trust gives written notice that this provision is being implemented, and until the end of that six month period the Trust, the Distributor and the Adviser shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Trust. No charge or penalty will be imposed as a result of such withdrawal. The responsibility to take such remedial action shall be carried out with a view only to the interest of the Contract owners.

        7.5. If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to GWL&A conflicts with the majority of other state regulators, then GWL&A will withdraw the Account's investment in the Trust and terminate this Agreement within six months after the Board informs GWL&A in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the Disinterested Members. Until the end of the foregoing six-month period, the Trust and the Distributor shall continue to accept and implement orders by GWL&A for the purchase (and redemption) of shares of the Trust. The responsibility to take such action shall be carried out with a view only to the interest of the Contract owners.

        7.6. For purposes of Sections 7.3 through 7.6 of this Agreement, a majority of the Disinterested Members shall determine whether any proposed action adequately remedies any material irreconcilable conflict, but in no event will the Trust be required to establish a new funding medium for the Contracts. GWL&A shall not be required by Section 7.3 to establish a new funding medium for the Contracts if an offer to do so has been declined by vote of a majority of Contract owners affected by the material irreconcilable conflict. In the event that the Board determines that any proposed action does not adequately remedy any material irreconcilable conflict, then GWL&A will withdraw the Account's investment in the Trust and terminate this Agreement within six (6) months after the Board informs GWL&A in writing of the foregoing determination; provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the Disinterested Members.

        7.7. If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to mixed or shared funding (as defined in the Mixed and Shared Funding Exemptive Order) on terms and conditions materially different from those contained in the Mixed and Shared Funding Exemptive Order, then (a) the Trust and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T), as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable: and (b) Sections 3.4, 3.5, 3.6, 7.1, 7.2, 7.3, 7.4, and 7.5 of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

ARTICLE VIII.      Indemnification

        8.1.   Indemnification By GWL&A

        8.1(a).GWL&A agrees to indemnify and hold harmless the Trust, the Distributor and the Adviser and each of their respective officers and directors or trustees and each person, if any, who controls the Trust, Distributor or Adviser within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.1) against any and all losses, claims, expenses, damages and liabilities (including amounts paid in settlement with the written consent of GWL&A) or litigation (including reasonable legal and other expenses) (collectively, a "Loss") to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Loss is related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arises out of or is based upon any untrue statements or alleged untrue statements of any material fact contained in any Contract materials, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Trust, Distributor or Adviser for use in the Contract materials or otherwise for use in connection with the sale of the Contracts or Trust shares; or

        (ii) arises out of or as a result of statements or representations (other than statements or representations contained in Trust materials not supplied by GWL&A or persons under its control) or wrongful conduct of GWL&A or persons under its control, with respect to the sale or distribution of the Contracts or Trust shares; or

        (iii) arises out of any untrue statement or alleged untrue statement of a material fact contained in any Trust materials, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and conformity with information furnished in writing to the Trust by or on behalf of GWL&A; or

        (iv) arises as a result of any failure by GWL&A to perform the obligations, provide the services, and furnish the materials required of it under the terms of this Agreement; or

        (v) arises out of or result from any material breach of any representation and/or warranty made by GWL&A in this Agreement or arises out of or result from any other material breach of this Agreement by GWL&A, including without limitation Section 2.11 and
               Section 6.7 hereof,

as limited by and in accordance with the provisions of Sections 8.1(b) and 8.1(c) hereof.

        8.1(b). GWL&A shall not be liable under this indemnification provision with respect to any Loss to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.1(c). GWL&A shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified GWL&A in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify GWL&A of any such claim shall not relieve GWL&A from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that GWL&A has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, GWL&A shall be entitled to participate, at its own expense, in the defense of such action, and unless the Indemnified Parties release GWL&A from any further obligation under this Section 8.1 with respect to such claim(s), GWL&A also shall be entitled to assume the defense thereof, with counsel satisfactory to the Party named in the action. After notice from GWL&A to such Party of GWL&A's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and GWL&A will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.1(d).Each Indemnified Party will promptly notify GWL&A of the commencement of any litigation or proceedings against them in connection with the issuance or sale of the Trust shares or the Contracts or the operation of the Trust.

        8.2.   Indemnification by the Adviser.

     8.2(a). The Adviser agrees to indemnify and hold harmless GWL&A and its directors and officers, the Contract owners, and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.2) against any Loss to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Loss is related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in any Trust materials, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust, Distributor or Adviser, by or on behalf of GWL&A for use in the Trust materials or otherwise for use in connection with the sale of the Contracts or the Trust shares; or

        (ii) arises out of or as a result of statements or representations (other than statements or representations contained in Trust materials not supplied by the Adviser or persons under its control) or wrongful conduct of the Trust, the Distributor or the Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

        (iii) arises out of any untrue statement or alleged untrue statement of a material fact contained in any Contract materials or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Trust, Distributor or Adviser; or

        (iv) arises as a result of any failure by the Trust, the Distributor or the Adviser to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arises out of or results from any material breach of any representation and/or warranty made by the Trust, the Distributor or the Adviser in this Agreement or arises out of or result from any other material breach of this Agreement by the Trust, the Distributor or the Adviser; or

        (vi) arises out of or results from the incorrect or untimely calculation or reporting by the Trust, the Distributor or the Adviser of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.2(b) and 8.2(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Adviser specified in Article VI hereof.

     8.2(b). The Adviser shall not be liable under this indemnification provision with respect to any Loss to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

     8.2(c). The Adviser shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Adviser of any such claim shall not relieve the Adviser from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Adviser has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Adviser will be entitled to participate, at its own expense, in the defense thereof and unless the Indemnified Parties release Adviser from any further obligation under this
Section 8.3 with respect to such claim(s), the Adviser also shall be entitled to assume the defense thereof, with counsel satisfactory to the Party named in the action. After notice from the Adviser to such Party of the Adviser's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Adviser will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

     8.2(d). GWL& agrees promptly to notify the Adviser of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

     8.3.   Indemnification By the Trust.

     8.3(a). The Trust agrees to indemnify and hold harmless GWL&A and its directors and officers, the Contract owners, and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.3) against any Loss to which the Indemnified Parties may be required to pay or become subject under any statute or regulation, at common law or otherwise, insofar as such Loss, is related to the operations of the Trust and:

        (i) arises as a result of any failure by the Trust to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (ii) arises out of or results from any material breach of any representation and/or warranty made by the Trust in this Agreement or arises out of or result from any other material breach of this Agreement by the Trust; or

        (iii) arises out of or results from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.3(b) and 8.3(c) hereof.

        8.3(b). The Trust shall not be liable under this indemnification provision with respect to any Loss to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance of such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.3(c). The Trust shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Trust in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Trust of any such claim shall not relieve it from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Trust has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Trust will be entitled to participate, at its own expense, in the defense thereof and unless the Indemnified Parties release the Trust from any further obligation under this Section 8.4 with respect to such claim(s), the Trust shall also be entitled to assume the defense thereof, with counsel satisfactory to the Party named in the action. After notice from the Trust to such Party of the Trust's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Trust will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.3(d). GWL&A agrees promptly to notify the Trust of the commencement of any litigation or proceeding against itself or any of its respective officers or directors in connection with the Agreement, the issuance or sale of the Contracts, the operation of the Account, or the sale or acquisition of shares of the Trust.

        8.4. Indemnification by the Distributor.

        8.4(a).The Distributor agrees to indemnify and hold harmless GWL&A and its directors and officers, the Contract owners, and each person, if any, who controls GWL&A within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Parties" for purposes of this Section 8.4) against any Loss to which the Indemnified Parties may become subject under any statute or regulation, at common law or otherwise, insofar as such Loss is related to the sale or acquisition of the Trust's shares or the Contracts and:

          (i) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in Trust materials, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this Agreement to indemnify shall not apply as to any Indemnified Party if such statement or omission or such alleged statement or omission was made in reliance upon and in conformity with information furnished in writing to the Trust, Distributor or Adviser by or on behalf of GWL&A for use in the Trust materials or otherwise for use in connection with the sale of the Contracts or Trust shares; or

        (ii) arises out of or as a result of statements or representations (other than statements or representations contained in Trust materials not supplied by the Distributor or persons under its control) or wrongful conduct of the Trust, the Distributor or Adviser or persons under their control, with respect to the sale or distribution of the Contracts or Trust shares; or

        (iii) arises out of any untrue statement or alleged untrue statement of a material fact contained in any Contract materials, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement or statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to GWL&A by or on behalf of the Trust, Distributor or Adviser; or

        (iv) arises as a result of any failure by the Trust, Distributor or Adviser to perform the obligations, provide the services and furnish the materials required of it under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification and other qualification requirements specified in Article VI of this Agreement); or

        (v) arises out of or result from any material breach of any representation and/or warranty made by the Trust, Distributor or Adviser in this Agreement or arises out of or results from any other material breach of this Agreement by the Trust, Distributor or Adviser; or

        (vi) arises out of or result from the incorrect or untimely calculation or reporting of the daily net asset value per share or dividend or capital gain distribution rate;

as limited by and in accordance with the provisions of Sections 8.4(b) and 8.4(c) hereof. This indemnification is in addition to and apart from the responsibilities and obligations of the Distributor specified in Article VI hereof.

        8.4(b).The Distributor shall not be liable under this indemnification provision with respect to any Loss to which an Indemnified Party would otherwise be subject by reason of such Indemnified Party's willful misfeasance, bad faith, or negligence in the performance or such Indemnified Party's duties or by reason of such Indemnified Party's reckless disregard of obligations or duties under this Agreement or to any of the Indemnified Parties.

        8.4(c) The Distributor shall not be liable under this indemnification provision with respect to any claim made against an Indemnified Party unless such Indemnified Party shall have notified the Distributor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Indemnified Party (or after such Indemnified Party shall have received notice of such service on any designated agent), but failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which it may have to the Indemnified Party against whom such action is brought otherwise than on account of this indemnification provision, except to the extent that the Distributor has been prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Distributor will be entitled to participate, at its own expense, in the defense thereof and unless the Indemnified Parties release the Distributor from any further obligation under this Section 8.5 with respect to such claim(s), the Distributor also shall be entitled to assume the defense thereof, with counsel satisfactory to the Party named in the action. After notice from the Distributor to such Party of the Distributor's election to assume the defense thereof, the Indemnified Party shall bear the fees and expenses of any additional counsel retained by it, and the Distributor will not be liable to such Party under this Agreement for any legal or other expenses subsequently incurred by such Party independently in connection with the defense thereof other than reasonable costs of investigation.

        8.4(d) GWL&A agrees to promptly notify the Distributor of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of the Contracts or the operation of the Account.

ARTICLE IX.    Applicable Law

        This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the State of Colorado.

ARTICLE X.     Termination

        10.1. This Agreement shall terminate:

               (a) at the option of any Party, with or without cause, with respect to some or all Designated Portfolios, upon six (6) months advance written notice delivered to the other Parties; provided, however, that such notice shall not be given earlier than six (6) months following the date of this Agreement; or

               (b) at the option of GWL&A by written notice to the other Parties with respect to any Designated Portfolio based upon GWL&A's determination that shares of such Designated Portfolio are not reasonably available to meet the requirements of the Contracts; or

               (c) at the option of GWL&A by written notice to the other Parties with respect to any Designated Portfolio in the event any of the Designated Portfolio's shares are not registered, issued or sold in accordance with applicable law or such law precludes the use of such shares as the underlying investment media of the Contracts issued or to be issued by GWL&A; or

               (d) at the option of the Trust, Distributor or Adviser in the event that formal administrative proceedings are instituted against GWL&A by the NASD, the SEC, the Insurance Commissioner or like official of any state or any other regulatory body regarding GWL&A's duties under this Agreement or related to the sale of the Contracts, the operation of any Account, or the purchase of the Trust shares, if, in each case, the Trust, Distributor or Adviser, as the case may be, reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of GWL&A to perform its obligations under this Agreement; or

               (e) at the option of GWL&A in the event that formal administrative proceedings are instituted against the Trust, the Distributor or the Adviser by the NASD, the SEC, or any state securities or insurance department or any other regulatory body, if GWL&A reasonably determines in its sole judgment exercised in good faith, that any such administrative proceedings will have a material adverse effect upon the ability of the Trust, the Distributor or the Adviser to perform their obligations under this Agreement; or

               (f) at the option of GWL&A by written notice to the other Parties with respect to any Designated Portfolio in the event that such Portfolio fails to meet the requirements and comply with the representations and warranties specified in Article VI hereof; or

               (g) at the option of GWL&A by written notice to the other Parties with respect to any Designated Portfolio in the event that such Portfolio ceases to qualify as a regulated investment company under Subchapter M of the Code or under any successor or similar provision, or if GWL&A reasonably believes that the Designated Portfolio will fail to meet such requirements or so qualify; or

               (h) at the option of either the Trust, the Distributor or the Adviser, if (i) the Trust, Distributor or Adviser, respectively, shall determine, in its sole judgment reasonably exercised in good faith, that since the date of this Agreement GWL&A has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (ii) the Trust, Distributor or Adviser notifies GWL&A of that determination and its intent to terminate this Agreement, and
               (iii) after considering the actions taken by GWL&A and any other changes in circumstances since the giving of such a notice, the determination of the Trust, Distributor or Adviser shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

               (i) at the option of GWL&A, if (i) GWL&A shall determine, in its sole judgment reasonably exercised in good faith, that since the date of this Agreement the Trust, Distributor or Adviser has suffered a material adverse change in its business or financial condition or is the subject of material adverse publicity, (ii) GWL&A notifies the Trust, Distributor or Adviser, as appropriate, of that determination and its intent to terminate this Agreement, and (iii) after considering the actions taken by the Trust, Distributor or Adviser and any other changes in circumstances since the giving of such a notice, the determination of GWL&A shall continue to apply on the sixtieth (60th) day following the giving of that notice, which sixtieth day shall be the effective date of termination; or

               (j) at the option of any non-defaulting Party hereto in the event of a material breach of this Agreement by any Party hereto (the "defaulting Party") other than as described in 10.1(a)-(i); provided, that the non-defaulting Party gives written notice thereof to the defaulting Party, with copies of such notice to all other non-defaulting Parties, and if such breach shall not have been remedied within thirty (30) days after such written notice is given, then the non-defaulting Party giving such written notice may terminate this Agreement by giving thirty (30) days written notice of termination to the defaulting Party.

        10.2. Notice Requirement.

     No termination of this Agreement shall be effective unless and until the Party terminating this Agreement gives prior written notice to all other Parties of its intent to terminate, which notice shall set forth the basis for the termination. Furthermore,

          (a)  in the event any  termination  is based  upon the  provisions  of
               Article VII, or the provisions of Section 10.1(a), 10.1(h) or 10.1(i) of this Agreement, the prior written notice shall be given in advance of the effective date of termination as required by those provisions unless such notice period is shortened by mutual written agreement of the Parties;

          (b)  in the event any  termination  is based  upon the  provisions  of
               Section 10.1(d) or 10.1(e), of this Agreement, the prior written notice shall be given at least sixty (60) days before the effective date of termination; and

          (c)  in the event any  termination  is based  upon the  provisions  of
               Section 10.1(b), 10.1(c) or 10.1(f) or 10.1(g), the prior written notice shall be given in advance of the effective date of termination, which date shall be determined by the Party sending the notice.

        10.3. Effect of Termination.

     Notwithstanding any termination of this Agreement, other than as a result of a failure by either the Trust or GWL&A to meet Section 817(h) of the Code diversification requirements, the Trust, the Distributor and the Adviser shall, at the option of GWL&A, continue to make available additional shares of the Designated Portfolio(s) pursuant to the terms and conditions of this Agreement, for all Contracts in effect on the effective date of termination of this Agreement (hereinafter referred to as "Existing Contracts"). Specifically, without limitation, the owners of the Existing Contracts shall be permitted to reallocate investments among the Designated Portfolio(s), redeem investments in the Designated Portfolio(s) and/or invest in the Designated Portfolio(s) upon the making of additional purchase payments under the Existing Contracts. The Parties agree that this Section 10.3 shall not apply to any terminations under
Article VII and the effect of such Article VII terminations shall be governed by
Article VII of this Agreement.

     The parties acknowledge that nothing in this Agreement shall in any way preclude or prevent the Trust's board of Trustees from taking any actions deemed necessary by the Board in furtherance of its fiduciary duties to the Trust and its shareholders, which, among other things, may include approval of a merger or consolidation of any Designated Portfolio, the liquidation of any Designated Portfolio, the refusal to sell shares of any Designated Portfolio to any person, or to suspend or terminate the offering of the shares of any Designated Portfolio, if such action is required by law or by regulatory authorities having jurisdiction or is, in the sole discretion of the Trustees, acting in good faith and in light of the Trustees' fiduciary duties under applicable law, necessary and in the best interest of the shareholder of any Designated Portfolio.

        10.4. Surviving Provisions.

     Notwithstanding any termination of this Agreement, the following provisions shall survive: Article V, Article VIII and Section 12.1 of Article XII. In addition, with respect to Existing Contracts, all provisions of this Agreement shall also survive and not be affected by any termination of this Agreement.

ARTICLE XI.    Notices

        Any notice shall be sufficiently given when sent by registered or certified mail by the notifying Party to each other Party entitled to notice at the addresses set forth below or at such other address as a Party may from time to time specify in writing to the other Parties.

If to the Trust:

        PIMCO Variable Insurance Trust
        840 Newport Center Drive
        Newport Beach, CA  92660
        Attention:  Jeffrey M. Sargent

If to GWL&A:

        Great-West Life & Annuity Insurance Company
        8515 East Orchard Road
        Greenwood Village, CO  80111
        Attention: Vice President and Counsel

If to the Adviser:

        Pacific Investment Management Company LLC
        840 Newport Center Drive,

        Newport Beach, CA  92660
        Attention:  Jeffrey M. Sargent

If to the Distributor:
        PIMCO Advisors Distributors LLC
        2187 Atlantic Street

        Stamford, CT 06902
Attention:  Newton B. Schott, Jr.


ARTICLE XII.  Miscellaneous

        12.1. Subject to the requirements of legal process and regulatory authority, each Party hereto shall treat as confidential any "non-public personal information" about any "consumer" of another Party as such terms are defined in SEC Regulation S-P, and shall not disclose or use such information without the express written consent of such Party. Such written consent shall specify the purposes for which such information may be disclosed or used, which disclosure or use shall be consistent with SEC Regulation S-P.

        12.2. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

        12.3. This Agreement may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

        12.4. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

        12.5. Each Party hereto shall cooperate with each other Party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby. Notwithstanding the generality of the foregoing, each Party hereto further agrees to furnish the Colorado Insurance Commissioner with any information or reports in connection with services provided under this Agreement which such Commissioner may request in order to ascertain whether the variable life operations of GWL&A are being conducted in a manner consistent with the Colorado Variable Life Regulations and any other applicable law.

        12.6. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in a forum jointly selected by the relevant Parties (but if applicable law requires some other forum, then such other forum) in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

        12.7. The rights, remedies and obligations contained in this Agreement are cumulative and are in addition to any and all rights, remedies and obligations, at law or in equity, which the Parties hereto are entitled to under state and federal laws.

        12.8. This Agreement or any of the rights and obligations hereunder may not be assigned by any Party without the prior written consent of all Parties hereto.

        12.9. GWL&A is hereby expressly put on notice of the limitation of liability as set forth in the Declarations of Trust of the Trust and agree that, except as otherwise provided herein, the obligations assumed by the Trust pursuant to this Agreement shall be limited in any case to the Trust and its assets and GWL&A shall not seek satisfaction of any such obligation from the shareholders of the Trust (solely by reason of their status as such) the Trustees, officers, employees or agents of the Trust, or any of them.

        12.10. The Trust, the Distributor and the Adviser agree that the obligations assumed by GWL&A pursuant to this Agreement shall be limited in any case to GWL&A and their respective assets and neither the Trust, Distributor nor Adviser shall seek satisfaction of any such obligation from the shareholders of GWL&A, the directors, officers, employees or agents of the GWL&A, or any of them, except to the extent permitted under this Agreement.

        12.11. Schedules A through E hereto, as the same may be amended from time to time by mutual written agreement of the Parties, are attached hereto and incorporated herein by reference.

        IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed in its name and on its behalf by its duly authorized representative as of the date specified below.

                      GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                      By its authorized officer,


                      By:/s/ Ron Laeyendecker _____________

                      Name:  Ron Laeyendecker
                      Title:_Vice President
                      Date:_____________________________


                      PIMCO VARIABLE INSURANCE TRUST

                      By its authorized officer,


                      By:/s/ Jeffrey M. Sargent   ____________
                         -----------------------

                      Name:  Jeffrey M. Sargent
                      Title: Senior Vice President
                      Date:_____________________________

                      PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      By its authorized officer,


                      By:_/s/ Jeffrey M. Sargent ____________
                          ----------------------
                      Name:  Jeffrey M. Sargent
                      Title: Executive Vice President
                      Date:_____________________________


                      PIMCO ADVISORS DISTRIBUTORS LLC

                      By its authorized officer,

                      By:/s/ Newton B. Schott, Jr  ___________
                         -------------------------
                      Name:  Newton B. Schott, Jr.
                      Title: Managing Director
                      Date:_____________________________



                                   SCHEDULE A

        Contracts                                                Form Numbers

Great-West Life & Annuity Insurance Company


COLI VUL -2 Series Account                                       J355
Established 11/25/97



                                   SCHEDULE B


PIMCO Variable Insurance Trust Administrative Class Portfolios

All Asset
CommodityRealReturn Strategy
Emerging Markets Bond
Foreign Bond
Global Bond
High Yield
Long-Term U.S. Government
Low Duration
Money Market
Real Return
Short-Term
StocksPLUS Growth and Income
StocksPLUS Total Return
Total Return
Total Return II

As well as any other Portfolio of the Fund that are open and available to new investors on or after the effective date of this Agreement.

Separate Accounts                      Date Established


                                   SCHEDULE C

                             Reports per Section 6.6

        With regard to the reports relating to the quarterly testing of compliance with the requirements of Section 817(h) and Subchapter M under the Internal Revenue Code (the "Code") and the regulations thereunder, upon request, the Trust shall provide a quarterly report to GWL&A in the Form D1 attached hereto and incorporated herein by reference, regarding the status under such sections of the Code of the Designated Portfolio(s), and if necessary, identification of any remedial action to be taken to remedy non-compliance.

        With regard to the reports relating to the year-end testing of compliance with the requirements of Subchapter M of the Code, referred to hereinafter as "RIC status," upon request, the Trust will provide the reports on the following basis: (i) the last quarter's quarterly reports, and (ii) a year-end report after the end of the calendar year. However, if a problem with regard to RIC status, as defined below, is identified in the third quarter report, on a weekly basis, starting the first week of December, additional interim reports may be requested specially addressing the problems identified in the third quarter report. If any interim report memorializes the cure of the problem, subsequent interim reports will not be required.

        A problem with regard to RIC status is defined as any violation of the following standards, as referenced to the applicable sections of the Code:

        (a) Less than ninety percent of gross income is derived from sources of income specified in Section 851(b)(2); (b) Less than fifty percent of the value of total assets consists of assets specified in Section 851(b)(3)(A); and (c) No more than twenty-five percent of the value of total assets is invested in the securities of one issuer, as that requirement is set forth in Section 851(b)(3)(B).

                                     FORM C1

                            CERTIFICATE OF COMPLIANCE

For the quarter ended:
                       ---------------------------

        ___________________ (investment advisor) for Trust hereby notifies you that, based on internal compliance testing performed as of the end of the calendar quarter ended ________, 20____, the Designated Portfolios were in compliance with all requirements of Section 817(h) and Subchapter M of the Internal Revenue Code (the "Code") and the regulations thereunder as required in the Fund Participation Agreement among Great-West Life & Annuity Insurance Company, and other than the exceptions discussed below:

Exceptions                                         Remedial Action






                             Signed this       day of           ,             .
                                         -----        ----------  ------------



                             ---------------------------------------------------
                             (Signature)

                             By:
                                 -----------------------------------------------
                                  (Type or Print Name and Title/Position)


                                   SCHEDULE D

                                    EXPENSES

The Trust and/or the Distributor and/or Adviser, and GWL&A will coordinate the functions and pay the costs of completing these functions based upon an allocation of costs in the tables below. Costs shall be allocated to reflect the Trust's share of the total costs determined according to the number of pages of the Trust's respective portions of the documents, except with respect to the printing of the combined fund prospectuses. The calculation for costs associated with the printing of the combined fund prospectuses shall be a weighted average factoring in the percentage of assets allocated to the Fund's respective portfolio(s) as of April 30 of each year, and the actual number of pages in that portfolio's prospectus.

------------------------- ----------------------- --------------------- ------------------
Item                      Function                Party Responsible     Party
                                                  for Coordination      Responsible for
                                                                         Expense
------------------------- ----------------------- --------------------- ------------------
Mutual Fund Prospectus    Printing of combined    GWL&A                 Trust,
                          prospectuses                                  Distributor or
                                                                        Adviser, as
                                                                        applicable
------------------------- ----------------------- --------------------- ------------------
                          Trust, Distributor or   GWL&A                 Trust,
                          Adviser shall supply                          Distributor or
                          GWL&A with such                               Adviser, as
                          numbers of the                                applicable
                          Designated
                          Portfolio(s)
                          prospectus(es) as
                          GWL&A shall
                          reasonably request
------------------------- ----------------------- --------------------- ------------------
                          Distribution to New     GWL&A                 GWL&A
                          and Inforce Contract
                          owners
------------------------- ----------------------- --------------------- ------------------
                          Distribution to         GWL&A                 GWL&A
                          Prospective Contract
                          owners
------------------------- ----------------------- --------------------- ------------------
Product Prospectus        Printing for Inforce    GWL&A                 GWL&A
                          Contract owners
------------------------- ----------------------- --------------------- ------------------
                          Printing for            GWL&A                 GWL&A
                          Prospective Contract
                          owners
------------------------- ----------------------- --------------------- ------------------
                          Distribution to New     GWL&A                 GWL&A
                          and Inforce Contract
                          owners
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Item                      Function                Party Responsible     Party
                                                  for Coordination      Responsible for
                                                                         Expense
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
                          Distribution to         GWL&A                 GWL&A
                          Prospective Contract
                          owners
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Mutual Fund Prospectus    If Required by Trust,   Trust, Distributor    Trust,
Update & Distribution     Distributor or Adviser  or Adviser            Distributor or
                                                                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          If Required by GWL&A    GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Product Prospectus        If Required by Trust,   GWL&A                 Trust,
Update & Distribution     Distributor or Adviser                        Distributor or
                                                                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          If Required by GWL&A    GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Mutual Fund SAI           Printing                Trust, Distributor    Trust,
                                                  or Adviser            Distributor or
                                                                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          Distribution            GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
Product SAI               Printing                GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
                          Distribution            GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Proxy Material for        Printing if proxy       Trust, Distributor    Trust,
Mutual Fund:              required by Law         or Adviser            Distributor or
                                                                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          Distribution            GWL&A                 Trust,
                          (including labor) if                          Distributor or
                          proxy required by Law                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          Printing &              GWL&A                 GWL&A
                          distribution if
                          required by GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Item                      Function                Party Responsible     Party
                                                  for Coordination      Responsible for
                                                                         Expense
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Mutual Fund Annual &      Printing of reports     GWL&A                 Trust,
Semi-Annual Report                                                      Distributor or
                                                                         Adviser
------------------------- ----------------------- --------------------- ------------------
                          Distribution            GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Other communication to    If Required by the      GWL&A                 Trust,
New and Prospective       Trust, Distributor or                         Distributor or
clients                   Adviser                                       Adviser
------------------------- ----------------------- --------------------- ------------------
                          If Required by GWL&A    GWL&A                 GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Other communication to    Distribution            GWL&A                 Trust,
inforce                   (including labor and                          Distributor or
                          printing) if required Adviser by the Trust,
                          Distributor or Adviser
------------------------- ----------------------- --------------------- ------------------
                          Distribution            GWL&A                 GWL&A
                          (including labor and
                          printing) if required
                          by GWL&A
------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Item                      Function                Party Responsible     Party
                                                  for Coordination      Responsible for

                                                                         Expense

------------------------- ----------------------- --------------------- ------------------
------------------------- ----------------------- --------------------- ------------------
Errors in Share Price     Cost of error to        GWL&A                 Trust or Adviser
calculation               participants
------------------------- ----------------------- --------------------- ------------------
                          Cost of reasonable      GWL&A                 Trust or Adviser
                          administrative work
                          to correct error
------------------------- ----------------------- --------------------- ------------------
Operations of the Fund    All operations and      Trust, Distributor    Trust or Adviser
                          related expenses,       or Adviser
                          including the cost of
                          registration and
                          qualification of
                          shares, taxes on the
                          issuance or transfer
                          of shares, cost of
                          management of the
                          business affairs of
                          the Trust, and
                          expenses paid or
                          assumed by the Trust
                          pursuant to any Rule
                          12b-1 plan
------------------------- ----------------------- --------------------- ------------------
Operations of the         Federal registration    GWL&A                 GWL&A
Account                   of units of separate
                          account (24f-2 fees)
------------------------- ----------------------- --------------------- ------------------